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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              Neuberger Berman Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delware                                      06-1523639
----------------------------------------                  -------------------
(State of incorporation or organization)                  (IRS Employer
                                                          Identification No.)

          605 Third Avenue
          New York, New York                                     10158
----------------------------------------                        -------
(Address of principal executive offices)                       (Zip Code)


   If this Form relates to the               If this Form relates to the
   registration of a class of                registration of a class of
   securities pursuant to                    securities pursuant to
   Section 12(b) of the Exchange             Section 12(g) of the Exchange
   Act and is effective pursuant             Act and is effective pursuant
   to General Instruction                    to General Instruction A(d) please
   Instruction A(c), check                   check the following box. |_|
   the following box. |X|



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class                            Name of Each Exchange on Which
to be so Registered                            Each Class is to be Registered
-------------------                            ------------------------------

Common Stock (Par Value $ 0.01 Per Share)      New York Stock Exchange
-----------------------------------------      -----------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

      None
----------------
(Title of class)


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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The Registrant is applying for registration of its Common Stock, par value $0.01 per share (the "Common Stock"). The information concerning the Common Stock is incorporated by reference to the section entitled "Description of Capital Stock" in the prospectus forming a part of the Registration Statement on Form S-1, as amended from time to time (Registration No. 333-84525), filed by the Company under the Securities Act of 1933, as amended.

Item 2. EXHIBITS.

        1. The section entitled "Description of Capital Stock" of the prospectus forming a part of the Registrant's Registration Statement on Form S-1, as amended from time to time (Registration No. 333-84525) (the "Form S-1"), is incorporated herein by this reference.

        2. The Registrant's Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 of the Form S-1).

        3. The Registrant's By-Laws (incorporated herein by reference to
Exhibit 3.2 of the Form S-1).

        4. The Registrant's specimen of common stock certificate
(incorporated herein by reference to Exhibit 4.1 of the Form S-1).

        5. The Stockholders Agreement, dated as of August 2, 1999, by and among the Registrant and the stockholders named therein (incorporated herein by reference to Exhibit 4.2 of the Form S-1).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                NEUBERGER BERMAN INC.


Date: October 4, 1999

                                By: /s/ Jeffrey B. Lane
                                   --------------------------------
                                   Name: Jeffrey B. Lane
                                   Title: President and Chief Executive Officer


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